UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2020

Apollo Endosurgery, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35706	16-1630142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 S. Capital of Texas Highway Building 1, Suite #300 Austin, Texas 78746 (Address of principal executive offices) (Zip Code)
(512) 279-5100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	APEN	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company 

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 
Securities registered pursuant to Section 12(b) of the Act:

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 28, 2020, upon the recommendation of the Compensation Committee of the Board of Directors (the “Board”) of Apollo Endosurgery, Inc. (the “Company”), the Board approved the Company's 2020 performance bonus plan (the “2020 Bonus Plan”) for eligible employees, including the Company’s executive officers. The 2020 Bonus Plan allows eligible employees to earn a proportion of their target bonus based on the Company's achievement of corporate performance goals and the remainder of their target bonus based on their individual performance assessment, except for our Chief Executive Officer Todd Newton, whose performance bonus will be based solely on the achievement of corporate goals. The corporate performance goals consist of revenue, gross margin and operating expense targets, and the individual performance goals consist of specific objectives and goals tailored to each plan participant. The Board may change the corporate performance goals, or use its judgment when evaluating the Company's results against these goals, and may elect to increase or decrease the amounts payable under the 2020 Bonus Plan at its sole discretion. The following table sets forth the base salary and target bonuses for 2020 for each of the Company's executive officers, including its named executive officers, as set forth in our definitive proxy statement on Schedule 14A for our Annual Meeting of Stockholders held on June 6, 2019.

Name and Principal Position	Total 2020 Target Performance Bonus as a Percentage of Base Salary	2020 Base Salary
Todd Newton
Chief Executive Officer	60%	$424,360
Stefanie Cavanaugh
Chief Financial Officer	40%	304,094
Christopher J. Gostout, M.D.
Chief Medical Officer	35%	239,233
Bret Schwartzhoff
Vice President, North America Sales and Global Marketing	45%	306,167
John Molesphini
Executive Vice President, Operations	40%	297,475

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Document
10.1	2020 Bonus Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO ENDOSURGERY, INC.

Dated:	March 5, 2020
		By:	/s/ Todd Newton
		Name:	Todd Newton
		Title:	Chief Executive Officer